Exhibit T3A-16

STATE OF NEVADA

BARBARA K. CEGAVSKE
Secretary of State

KIMBERLEY PERONDI
Deputy Secretary
for Commercial Recordings

Commercial Recordings Division
202 N. Carson Street
Carson City, NV 89701-4201
Telephone (775) 684-5708
Fax (775) 684-7138

OFFICE OF THE
SECRETARY OF STATE

DEBORAH ELIZABETH KALSTEK
HODGSON RUSS LLP
The Guaranty Bldg. 140 Pearl St., Ste. 100
Buffalo, NY 14202

Job:C20180917-0871
September 17, 2018

Special Handling Instructions:

Charges

Description	Document Number	Filing Date/Time	Qty	Price	Amount
Articles of Incorporation	20180407517-55	9/17/2018 11:28:49 AM	1	$75.00	$75.00
Initial List	20180407518-66	9/17/2018 11:28:51 AM	1	$150.00	$150.00
Business License 9/2018-9/2019	20180407518-66	9/17/2018 11:28:51 AM	1	$500.00	$500.00
Total					$725.00

Payments

Type	Description	Amount
Credit	120447|5372089279796241403068	$725.00
Total		$725.00

Credit Balance: $0.00

Job Contents:

Corp Charter	1
File Stamped Copies	2
Business License	1

DEBORAH ELIZABETH KALSTEK
HODGSON RUSS LLP
The Guaranty Bldg. 140 Pearl St., Ste. 100
Buffalo, NY 14202

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

040105

Articles of Incorporation
(PURSUANT TO NRS CHAPTER 78)

Filed in the office of Barbara K. Cegavske Secretary of State State of Nevada	Document Number **20180407517-55**
	Filing Date and Time **09/17/2018 11:28 AM**
	Entity Number **E0436382018-4**

(This document was filed electronically.)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of Corporation: CSAC ACQUISITION INC.

2. Registered Agent for Service of Process: (check only one box)

[X] Commercial Registered Agent: CORPORATE CREATIONS NETWORK INC.
Name

[ ] Noncommercial Registered Agent (name and address below) **OR** [ ] Office or Position with Entity (name and address below)

Name of Noncommercial Registered Agent **OR** Name of Title of Office or Other Position with Entity:

Street Address: | City: | Nevada | Zip Code:

Mailing Address (if different from street address): | City: | Nevada | Zip Code:

3. Authorized Stock: (number of shares corporation is authorized to issue)

Number of shares *with* par value: 75000 | Par value per share: $ 0.00010 | Number of shares *without* par value: 0

4. Names and Addresses of the Board of Directors/Trustees: (each Director/Trustee must be a natural person at least 18 years of age; attach additional page if more than two directors/trustees)

1) CHARLIE MILES
Name
590 MADISON AVE., 26TH FL. | NEW YORK | NY | 10022
Street Address | City | State | Zip Code

2) KAMALDEEP THINDALL
Name
590 MADISON AVE., 26TH FL. | NEW YORK | NY | 10022
Street Address | City | State | Zip Code

5. Purpose: (optional; required only if Benefit Corporation status selected)

The purpose of the corporation shall be: ANY LEGAL PURPOSE

6. Benefit Corporation: (see instructions) [ ] Yes

7. Name, Address and Signature of Incorporator: (attach additional page if more than one incorporator)

I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

DEBORAH KALSTEK-SEE ATTACHED
Name

X DEBORAH KALSTEK
Incorporator Signature

HODGSON RUSS LLP, 140 PEARL ST., STE. | BUFFALO | NY | 14202
Address | City | State | Zip Code

8. Certificate of Acceptance of Appointment of Registered Agent:

I hereby accept appointment as Registered Agent for the above named Entity.

X CORPORATE CREATIONS NETWORK INC.
Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity

9/17/2018
Date

This form must be accompanied by appropriate fees.

Articles of Incorporation

CONTINUED

Includes data that is too long to fit in the fields on the NRS 78 Form and all additional director/trustees and incorporators

ENTITY NAME:	**CSAC ACQUISITION INC.**
FOREIGN NAME TRANSLATION:	NOT APPLICABLE
PURPOSE:	ANY LEGAL PURPOSE

REGISTERED AGENT NAME:	CORPORATE CREATIONS NETWORK INC.
STREET ADDRESS:	NOT APPLICABLE
MAILING ADDRESS:	NOT APPLICABLE

ADDITIONAL DIRECTORS/TRUSTEES
JONATHAN SANDELMAN 590 MADISON AVE., 26TH FL. NEW YORK, NY 10022
MARK SMITH 590 MADISON AVE., 26TH FL. NEW YORK, NY 10022

ADDITIONAL INCORPORATORS
DEBORAH KALSTEK HODGSON RUSS LLP, 140 PEARL ST., STE. 100 BUFFALO, NY 14202

SECRETARY OF STATE

STATE OF NEVADA

CORPORATE CHARTER

I, Barbara K. Cegavske, the duly elected and qualified Nevada Secretary of State, do hereby certify that **CSAC ACQUISITION INC.**, did on September 17, 2018, file in this office the original Articles of Incorporation; that said Articles of Incorporation is now on file and of record in the office of the Secretary of State of the State of Nevada, and further, that said Articles contain all the provisions required by the law of said State of Nevada.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Great Seal of State, at my office on September 17, 2018.

Barbara K. Cegavske
Secretary of State

Certified By: Electronic Filing
Certificate Number: C20180917-0871

(PROFIT) INITIAL/ANNUAL LIST OF OFFICERS, DIRECTORS AND STATE BUSINESS LICENSE APPLICATION OF:

ENTITY NUMBER

CSAC ACQUISITION INC. | E0436382018-4

NAME OF CORPORATION

100103

FOR THE FILING PERIOD OF SEP, 2018 TO SEP, 2019

USE BLACK INK ONLY - DO NOT HIGHLIGHT

****YOU MAY FILE THIS FORM ONLINE AT www.nvsilverflume.gov****

☐ Return one file stamped copy. (If filing not accompanied by order instructions, file stamped copy will be sent to registered agent.)

Filed in the office of	Document Number
Barbara K. Cegavske	**20180407518-66**
Barbara K. Cegavske Secretary of State State of Nevada	Filing Date and Time **09/17/2018 11:28 AM**
	Entity Number **E0436382018-4**

(This document was filed electronically.)

ABOVE SPACE IS FOR OFFICE USE ONLY

IMPORTANT: Read instructions before completing and returning this form.

1. Print or type names and addresses, either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors must be named. There must be at least one director. An **Officer** must sign the form. *FORM WILL BE RETURNED IF UNSIGNED.*
2. If there are additional officers, attach a list of them to this form.
3. Return the completed form with the filing fee. Annual list fee is based upon the current total authorized stock as explained in the Annual List Fee Schedule For Profit Corporations. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. State business license fee is $500.00/$200.00 for Professional Corporations filed pursuant to NRS Chapter 89. Effective 2/1/2010, $100.00 must be added for failure to file form by deadline.
5. Make your check payable to the Secretary of State.
6. **Ordering Copies:** If requested above, one file stamped copy will be returned at no additional charge. To receive a certified copy, enclose an additional $30.00 per certification. A **copy fee of $2.00 per page** is required for **each additional copy** generated when ordering 2 or more file stamped or certified copies. Appropriate instructions must accompany your order.
7. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, Nevada 89701-4201, (775) 684-5708.
8. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties. Failure to include annual list and business license fees will result in rejection of filing.

CHECK ONLY IF APPLICABLE AND ENTER EXEMPTION CODE IN BOX BELOW

☐ Pursuant to NRS Chapter 76, this entity is exempt from the business license fee. Exemption code: ____

NOTE: If claiming an exemption, a notarized Declaration of Eligibility form must be attached. Failure to attach the Declaration of Eligibility form will result in rejection, which could result in late fees.

NRS 76.020 Exemption Codes
- 001 - Governmental Entity
- 006 - NRS 680B.020 Insurance Co.

☐ This corporation is a publicly traded corporation. The Central Index Key number is: ____

☐ This publicly traded corporation is not required to have a Central Index Key number.

NAME	TITLE(S)	ADDRESS	CITY	STATE	ZIP CODE
JONATHAN SANDELMAN	PRESIDENT (OR EQUIVALENT OF)	590 MADISON AVE., 26TH FL.	NEW YORK	NY	10022
JONATHAN SANDELMAN	SECRETARY (OR EQUIVALENT OF)	590 MADISON AVE., 26TH FL.	NEW YORK	NY	10022
MARK SMITH	TREASURER (OR EQUIVALENT OF)	590 MADISON AVE., 26TH FL.	NEW YORK	NY	10022
CHARLIE MILES	DIRECTOR	590 MADISON AVE., 26TH FL.	NEW YORK	NY	10022

None of the officers or directors identified in the list of officers has been identified with the fraudulent intent of concealing the identity of any person or persons exercising the power or authority of an officer or director in furtherance of any unlawful conduct.

I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X JONATHAN SANDELMAN

Signature of Officer or Other Authorized Signature

Title PRESIDENT

Date 9/17/2018 11:28:50 AM

(PROFIT) INITIAL/ANNUAL LIST OF OFFICERS AND DIRECTORS OF:

CSAC ACQUISITION INC.

ENTITY NUMBER: E0436382018-4

NAME	TITLE(S)		
KAMALDEEP THINDALL	DIRECTOR		
ADDRESS	**CITY**	**STATE**	**ZIP CODE**
590 MADISON AVE., 26TH FL.	NEW YORK	NY	10022
NAME	**TITLE(S)**		
JONATHAN SANDELMAN	DIRECTOR		
ADDRESS	**CITY**	**STATE**	**ZIP CODE**
590 MADISON AVE., 26TH FL.	NEW YORK	NY	10022
NAME	**TITLE(S)**		
MARK SMITH	DIRECTOR		
ADDRESS	**CITY**	**STATE**	**ZIP CODE**
590 MADISON AVE., 26TH FL.	NEW YORK	NY	10022
NAME	**TITLE(S)**		
ADDRESS	**CITY**	**STATE**	**ZIP CODE**
NAME	**TITLE(S)**		
ADDRESS	**CITY**	**STATE**	**ZIP CODE**
NAME	**TITLE(S)**		
ADDRESS	**CITY**	**STATE**	**ZIP CODE**
NAME	**TITLE(S)**		
ADDRESS	**CITY**	**STATE**	**ZIP CODE**
NAME	**TITLE(S)**		
ADDRESS	**CITY**	**STATE**	**ZIP CODE**
NAME	**TITLE(S)**		
ADDRESS	**CITY**	**STATE**	**ZIP CODE**
NAME	**TITLE(S)**		
ADDRESS	**CITY**	**STATE**	**ZIP CODE**

SECRETARY OF STATE

STATE OF NEVADA

NEVADA STATE BUSINESS LICENSE

CSAC ACQUISITION INC.

Nevada Business Identification # NV20181667578

Expiration Date: September 30, 2019

In accordance with Title 7 of Nevada Revised Statutes, pursuant to proper application duly filed and payment of appropriate prescribed fees, the above named is hereby granted a Nevada State Business License for business activities conducted within the State of Nevada.

Valid until the expiration date listed unless suspended, revoked or cancelled in accordance with the provisions in Nevada Revised Statutes. License is not transferable and is not in lieu of any local business license, permit or registration.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Great Seal of State, at my office on September 17, 2018

Barbara K. Cegavske

Barbara K. Cegavske
Secretary of State

You may verify this license at www.nvsos.gov under the Nevada Business Search.

License must be cancelled on or before its expiration date if business activity ceases. Failure to do so will result in late fees or penalties which by law cannot be waived.